Exhibit 99.1

aimimmuno.com
NYSE American: AIM

AIM ImmunoTech



The Ampligen Opportunity
Q4 2026

Forward Looking Statements

Some of the statements included in this presentation are forward-looking statements and involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. Such forward-looking statements may include statements relating to: the potential of Ampligen to enhance and extend clinical benefit; the potential of combined treatment approaches to pancreatic cancer; the potential for any such effect to be durable or long-lasting; Ampligen's potential to complement existing therapies and to overcome biological barriers that have limited treatment success in pancreatic cancer; the timing, conduct and outcome of the DURIPANC primary endpoint analyses, biomarker evaluations and overall survival follow-up; the timing and outcome of planned regulatory interactions; the Company's long-term pancreatic cancer development strategy and its efforts to position Ampligen for the next stage of development; and the Company's ability to create long-term value for its stockholders. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Among the studies are clinical trials that provide only preliminary data with a small number of subjects, and no assurance can be given that the findings in these studies will prove true or that the study or studies will yield favorable results. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

Strategic objective: Prolong disease control

Evaluate Ampligen as an addition to daraxonrasib

Can adding Ampligen sustain the clinical benefit achieved with daraxonrasib?

Clinical goal	Extend response duration and delay progression, including in patients with stable disease.
Strategy to investigate	Continue daraxonrasib and add Ampligen. Determine the timing through combination studies.
Development pathway	Establish biological activity, dosage, dose scheduling and safety, then compare the combination with daraxonrasib alone.

Key outcomes: progression-free survival, response duration, safety and quality of life.

Proposed development strategy. Benefit remains a hypothesis; prevention or reversal of resistance has not been demonstrated.

Daraxonrasib: Clinical advance and remaining need

RASolute 302: randomized phase 3 trial in previously treated metastatic PDAC

Overall population: daraxonrasib (n=248) vs investigator-choice chemotherapy (n=252)

Median progression-free survival

7.2 vs 3.6 months

95% CI: 5.7–7.5 vs 2.9–4.2
HR 0.49 (95% CI 0.38–0.64)

Median overall survival

13.2 vs 6.7 months

95% CI: 10.0–NR vs 5.8–8.0
HR 0.40 (95% CI 0.30–0.53)

Daraxonrasib substantially improves outcomes.
Prolonging disease control remains an important clinical goal.

Research question: can adding Ampligen extend benefit beyond daraxonrasib alone?

PFS measures time from randomization to progression or death; it is not duration of response.
Data cutoff: 10 February 2026. Median follow-up: 8.5 months. NR = not reached. Combination benefit is unproven.

Source: O'Reilly et al. N Engl J Med. 2026;395:325–337. doi:10.1056/NEJMoa2605555.

Daraxonrasib + Ampligen: Scientific rationale

Complementary mechanisms may suggest possibility of more durable tumor control

Daraxonrasib

RAS(ON) inhibition

Targets tumor-driving RAS signaling.

Preclinical PDAC studies show immune remodeling and increased T-cell infiltration.[1,2]

Ampligen (rintatolimod)

TLR3-mediated immune stimulation

May strengthen dendritic-cell and T-cell responses.[3]

Paired blood analyses in 30 PDAC patients support peripheral immune modulation.[3]

COMBINATION HYPOTHESIS

RAS inhibition may create an opportunity for immune attack;
Ampligen may strengthen that response by mediating T-cell stimulation and sustain disease control.

Separate lines of evidence support investigation. Combination efficacy and safety remain unestablished.

1. Cancer Discovery. 2025. doi:10.1158/2159-8290.CD-24-1475. 2. Nature Communications. 2026. doi:10.1038/s41467-026-75960-3.
3. van Eijck et al. Clinical Cancer Research. 2024;30:3447–3458. doi:10.1158/1078-0432.CCR-23-4085.

AMP-NPP

Netherlands government-approved Named Patient Program Administering Ampligen as a Monotherapy Following SOC Chemotherapy

57

Subjects with advanced pancreatic cancer who received Ampligen following SOC chemotherapy

Single-arm Named Patient Program with a historical-control comparison

Ampligen Dosing

200 mg twice weekly for 2 weeks, followed by 400 mg twice weekly

Survival Outcomes

Statistically significant improved Overall Survival and Progression-Free Survival in the full subject population (slides 7-8)

Statistically significant improved Overall Survival in the subset of subjects with neutrophil-to-lymphocyte ratios less than 4.5 (slide 9)

Erasmus MC
University Medical Center Rotterdam

AIM ImmunoTech

AMP-NPP

Exploratory and Statistically Significant Overall Survival Observations Following SOC Chemotherapy and Ampligen in Pancreatic Cancer



Ampligen (n=57)
Historical control (n=27)
100
50
0
% Survival
0
20
40
60
80
Months from Chemotherapy Start

Chemotherapy may include FOLFIRINOX and/or Gemcitabine.
Data cut-off: Dec 2023

Median Overall Survival Months	
Ampligen ***19.7 months***	*Historical Control* ***12.5 months***

Erasmus MC
University Medical Center Rotterdam

AIM ImmunoTech

AMP-NPP

Exploratory and Statistically Significant Progression-free Survival Observations Following SOC Chemotherapy and Ampligen in Pancreatic Cancer



Ampligen (n=57)
Historical control (n=27)
100
50
0
% Survival
0
20
40
60
Months from Chemotherapy Start

Chemotherapy may include FOLFIRINOX and/or Gemcitabine.
Data cut-off: Dec 2023

Median Progression-free Survival Months	
Ampligen ***12.6 months***	*Historical Control* ***8.6 months***

Erasmus MC
University Medical Center Rotterdam

AIM ImmunoTech

AMP-NPP

Lower Baseline Neutrophil-to-Lymphocyte Ratios Were Associated With Statistically Significant Improvement in Survival in Ampligen-Treated Patients



N/L <= 4.5 (n=39)
N/L > 4.5 (n=9)
Historical control (n=27)
100
50
0
% Survival
0
20
40
60
80
Months From Chemotherapy Start

Chemotherapy may include FOLFIRINOX and/or Gemcitabine.
Data cut-off: Dec 2023

Median Overall Survival
Months

N/L<=4.5
34.8 months

N/L>4.5
19.3 months

Historical Controls
12.5 months

Erasmus MC
University Medical Center Rotterdam

AIM ImmunoTech

DURIPANC

Ongoing Phase 1/2 Clinical Trial of Ampligen Following Chemotherapy in Metastatic Pancreatic Cancer

DURIPANC

Total ENROLLMENT

28 subjects

3 in Phase 1 / 25 in Phase 2

Stable disease after 8 cycles of FOLFIRINOX

ECOG performance status 0-1

Single treatment arm

Ampligen
+
Durvalumab

Ampligen twice weekly for 6 weeks,
Durvalumab every 28 days
for up to 12 doses

Phase 2 Primary Endpoint

Clinical benefit rate at 24 weeks (measured from start of combo therapy) Stable disease, partial response or complete response

Additional Assessments

Overall survival and
Progression-free survival
Safety and quality of life
Immune response

In collaboration with: AstraZeneca, Erasmus MC University Medical Center Rotterdam

AIM ImmunoTech

DURIPANC

Interim Results (as of June 2, 2026) Show Encouraging Tolerability and Consistently High Quality of Life

Interim observations with Ampligen + durvalumab following FOLFIRINOX

Manageable Safety Profile	Only three grade 3 immune-related adverse events reported
Patient-Reported Quality of Life	Patient evaluations on a standard Quality of Life questionnaire (EORTC QLQ-C30) were encouraging and sustained through the 1-year evaluation

DURIPANC

Interim observations of immune activation with Ampligen + durvalumab following FOLFIRINOX

Early Immune Findings	Ongoing Evaluation
Initial profiling suggests coordinated activation of innate and adaptive immune responses	Paired tumor biopsies and longitudinal blood analyses are underway
Early findings support further investigation of the combination's proposed mechanism	Detailed immune analyses are planned for the final report and publications

DURIPANC

DURIPANC Results Expected to Inform the Design of Potential Pivotal Phase 3 Trial

1 ✓ Phase 1 Complete

Safety run-in supported progression to Phase 2

2 ✓ Enrollment Complete

Final patient dosed, as reported in the June 2026 corporate update

3 Topline Results

Q1 2027

Clinical benefit rate at 24 weeks: stable disease, partial response or complete response

4 Secondary Endpoint Analysis

Q3 2027

Overall survival, progression-free survival, quality of life and immune-response analyses

AIM ImmunoTech

The AIM Investment Case – *"Why AIM and why now?"*

Ampligen as a Monotherapy Linked to Statistically Significant Survival Results and Improved Quality of Life

Upcoming Study Data and Analyses May Provide Important Indication of the Potential for Combination Therapy of Ampligen and Durvalumab to Extend Survival and Improve Quality of Life

Phase 2 DURIPANC Topline Analysis Expected Q1 2027 and Secondary Endpoint Analysis Expected Q3 2027

Potential Clinical Study of Ampligen and Daraxonrasib's Hypothesized Complementary Mechanisms of Action and Immunomodulatory/ Anti-Tumor Impact

aimimmuno.com
NYSE American: AIM

AIM ImmunoTech



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